                                                                    EXHIBIT 10.4

[Horizon LOGO]       Horizon Blue Cross Blue Shield       Three Penn Plaza East
                     of New Jersey                        Newark, NJ 07105-2200
                                                          www.horizon-bcbsni.com

March 21, 2001

Bruce Dees
Executive VP, Business Development
Partners In Care
100 Franklin Square Drive
Suite 300
Somerset, NJ 08873

Dear Bruce:

This letter confirms Partners In Care's participation in our Level II Primary Care Physician Incentive Plan Program.

Enclosed you will find a Level II Primary Care Physician Incentive Plan (LeveL II Program Description. Horizon BCBSNJ has prepared two Financial Models that document the 2000 Horizon BCBSNJ Commercial HMO and Horizon BCBSNJ Medicare targets, respectively, for Partners In Care.

Your IPA's participation in the Level II Primary Care Physician Incentive Plan will prevent your individual physician's participation in our Level 1 Primary Care Physician Incentive Plan. Additionally, primary care physicians participating in the Level II Primary Care Physician Incentive Plan may not. participate in any other Level II Physician Incentive Plan with Horizon BCBSNJ.

We plan on implementing the Level II program with Partners In Care as of 7/1/2000 through 6/30/2001. Any savings generated by your physicians under the Level 1 program will be prorated for the period 1/1/2000-6/30/2000: In the event that this Level II Program should terminate and/or one of your individual physicians should leave Partners In Care and thereby discontinue his/her participation in this Level II Program, that physician is not eligible for re-participation into Horizon's Level I program until January 1st 2002.

When considering a Level II arrangement with an IPA, Horizon BCBSNJ's strategy entails an initial evaluation of the existing group structure, ownership, and management to measure the group's potential for substantial risk sharing in the future. Should Horizon BCBSNJ determine that the group's potential for substantial risk sharing in the future is lost or substantially diminished, or should the group's structure or ownership change, or should the group terminate its management contract with Partners In Care, the group's participation in this Level II arrangement may be terminated upon 10 day's notice.

As part of our Level II Primary Care Physician Incentive Plan, physicians affiliated with your IPA will authorize any incentive payments resulting from participation in the Level II Physician Incentive program to be paid to Partners In Care by executing a Direction to Pay Letter. Signatures of this document must be completed prior to the effective date of this Level II Primary Care Physician Incentive Plan.

As part of our Level II program, we will jointly implement a Contract Coordinating Committee, which will meet on a monthly basis. At a minimum, this Committee will consist of a medical director from your IPA, a Horizon BCBSNJ Medical Director, a UM Nurse or administrative UM designee from both your IPA and Horizon BCBSNJ, as well as the Horizon BCBSNJ contract support person. The Committee will review and discuss the information included in the monthly reports as described in the attached Level II Program Description.

It is anticipated that this Level II program between Partners In Care and Horizon BCBSNJ will be converted into a partial, limited or full risk (Level
111) arrangement some time in the future.

In addition to the monthly hardcopy reports described in the attached Level II program description, Horizon BCBSNJ will provide by the 25th day of the month an electronic version of the monthly claims file and make its best efforts to supply an electronic version of your capitation report.

If you should have any questions or concerns, please do not hesitate to contact me at 973-466-8580.

Sincerely,

Robert LaPenna
Robert LaPenna
Manager of Finance/Contracting

[Horizon LOGO]       Horizon Blue Cross Blue Shield       Three Penn Plaza East
                     of New Jersey                        Newark, NJ 07105-2200
                                                          www.horizon-bcbsnj.com

January 26, 2001

Bruce Dees
Partners In Care
100 Franklin Square Drive
Suite 300

Somerset, NJ 08873

Dear Bruce:

Horizon Healthcare of New Jersey, Inc. has reviewed the information you submitted regarding payment of an administrative fee for the Level 2 Program. A payment of $2.00 PMPM has been approved for insured Horizon HMO and Horizon Medicare Blue members. The payment is based on the expectation that partners In Care will utilize this fee to enhance current infrastructure in maintaining and improving the Quality and Utilization Management Oversight required in providing effective care delivery to Horizon members. P.I.C.'s effective date for the Level 2 Program is July 1, 2000.

Sincerely,

Robert LaPenna
Robert LaPenna
Manager, Finance Contracting

[Horizon LOGO]       Horizon Blue Cross Blue Shield       Three Penn Plaza East
                     of New Jersey                        Newark, NJ 07105-2200
                                                          www.horizon-bcbsnj.com

July 11, 2000

Bruce Dees
Partners In Care
100 Franklin Square Drive
Suite 300
Somerset, NJ 08873

Dear Mr. Dees:

This letter is to confirm the agreement between Horizon Blue Cross Blue Shield of New Jersey, Inc. (Horizon BCBSNJ) arid Partners In Care (PIC) to enter a Level 2 Physician Incentive Program, effective July 1, 2000. The following Utilization, Saving Targets were agreed upon. The Commercial HMO age/sex adjusted target after carve outs, stop-loss, and quality bonus are accounted for is $75.83 PMPM. The Medicare Risk target after carve outs, stop-loss, and quality bonus are accounted for is $363.65 PMPM.

To facilitate the reporting process, please verify that each physician and each of their corresponding locations are part of Partners In Care's network. The complete physician list titled "Partners In Care Physicians Locations by Physician" can be found in the binder provided at the May 30, 2000 meeting. Additionally, a meeting will be scheduled within the next two weeks between PIC and Horizon BCBSNJ's Medical Directors. I look forward to a successful partnership between PIC and Horizon BCBSNJ.

Sincerely,

Robert LaPenna
Robert LaPenna
Manager of Finance/Contracting
Health Care Services

[Horizon LOGO]       Horizon Blue Cross Blue Shield       Three Penn Plaza East
                     of New Jersey                        Newark, NJ 07105-2200
                                                          www.horizon-bcbsnj.com



May 4, 2001

Bruce Dees
Partners In Care
100 Franklin Square Drive
Suite 300
Somerset, NJ 08873

Dear Bruce:

As you requested, I have enclosed copies of the documents presented to Partners In Care on May 12, 2000, containing the Financial Targets for the Level 2 Incentive Program between Horizon Blue Cross Blue Shield of New Jersey and Partners In Care. As discussed, the final Financial Targets will reflect the complete set of Direction to Pay forms submitted by Partners In Care.

If you have any questions on the enclosed materials, please call me, (973) 466-5977. Thank you.

Sincerely,

Peeter Naeris
Peeter Naeris
Contracting Agent

cc. Robert LaPenna

                                     Level 2
                      Shared Quality Incentive Model - 2000
                               Commercial Product
         as Presented by Horizon HMO to Partners In Care - May 12, 2000

--------------------------------------------------------------------------------
                                   Membership
--------------------------------------------------------------------------------

                                             Eligible      Excluded
                                            Membership    Membership  TOTAL
                                            ----------    ----------  -----

Commercial HMO Members                        3,358           0       3,358


--------------------------------------------------------------------------------
                            Potential Quality Bonus
--------------------------------------------------------------------------------


                                                                Potential
                                              PMPM           Annual Payment
                                              ----          ---------------
Quality Bonus                                $1.00

Qualified Membership                                            3,358
Potential Annual Quality Bonus                                $40,296
                                                              =======

--------------------------------------------------------------------------------
                            Potential Utilization Savings
--------------------------------------------------------------------------------


                                                                                             Potential
                                                                PMPM         PMPM         Annual Payment
                                                                ----         ----         --------------
Horizon HMO Cost of Care                                       $107.98
Less:
Carved Out Services                                             $11.91
Stop Loss @ $50K-20%                                             $3.87
                                                               -------
Horizon HMO Utilization Savings Target                          $92.20
Adjustments:
Age/Sex                                                        ($16.37)
Quality Bonus                                                   ($1.00)
                                                               -------
Partners In Care Utilization Savings Target                     $74.83
                                                               =======
Estimated UM Efficiency Savings @      10.0%                     $7.48
Partners In Care Utilization Savings @ 30.0%                                 $2.24
Qualified Membership                                                                           3,358
Annual Estimated UM Efficiency Savings Payment                                               $90,263
                                                                             -----          --------
Total Quality and Annual Estimated UM Efficiency Savings Payment             $3.24          $130,559
                                                                             =====          ========

                                     Level 2

                      Shared Quality Incentive Model - 2000
                                  Medicare Blue
         as Presented by Horizon HMO to Partners In Care - May 12, 2000

--------------------------------------------------------------------------------
                                   Membership
--------------------------------------------------------------------------------



                                                     Eligible          Excluded
                                                    Membership        Membership    TOTAL
                                                    ----------        ----------    -----
Medicare Blue Members                                   475               0          475


--------------------------------------------------------------------------------
                             Potential Quality Bonus
--------------------------------------------------------------------------------


                                                                   Potential
                                                PMPM             Annual Payment
                                               ------           ---------------
Quality Bonus                                   $1.00
Eligible Membership                                                   475
Potential Annual Quality Bonus                                     $5,700
                                                                   ======


--------------------------------------------------------------------------------
                          Potential Utilization Savings
--------------------------------------------------------------------------------


                                                                                    Potential
                                                 PMPM              PMPM           Annual Payment
                                                 ----              ----          ---------------
Unadjusted Targeted Cost of Care               $400.87
Adjustments:
Carved Out Services                             $21.26
Stop Loss @ $50K-20%                            $14.96
                                               -------
Medicare Utilization Savings Target            $364.65
Less:
Quality Bonus                                   ($1.00)
                                               -------
Partners In Care Utilization Savings Target    $363.65
                                               =======

Estimated UM Efficiency Savings @      10.0%     36.37
Partners In Care Utilization Savings @ 30.0%*                     $10.91
Qualified Membership                                                                       475
Annual Estimated UM Efficiency Savings Payment                                         $62,187
                                                                  ------               -------
Total Quality and Annual Estimated UM Efficiency Savings Payment  $11.91               $67,887
                                                                  ======               =======


* Due to HCFA Medicare Regulations total incentive compensation must be limited to 33% of total compensation.

                                     Level 2

                      Shared Quality Incentive Model - 2000
                               Commercial Product
         as Presented by Horizon HMO to Partners In Care - May 12, 2000


--------------------------------------------------------------------------------
                                   Membership
--------------------------------------------------------------------------------



                                              Eligible       Excluded
                                             Membership     Membership     TOTAL
                                             ----------     ----------     -----
Commercial HMO Members                          3,358            0         3,358




--------------------------------------------------------------------------------
                             Potential Quality Bonus
--------------------------------------------------------------------------------



                                                                    Potential
                                                 PMPM             Annual Payment
                                                 ----             --------------
Quality Bonus                                   $1.00
Qualified Membership                                                    3,358
Potential Annual Quality Bonus                                        $40,296
                                                                      =======


--------------------------------------------------------------------------------
                          Potential Utilization Savings
--------------------------------------------------------------------------------


                                                                                   Potential
                                                         PMPM        PMPM        Annual Payment
                                                         ----        ----        --------------
Horizon HMO Cost of Care                               $107.98
Less:
Carved Out Services                                     $11.91
Stop Loss @ $50K-20%                                     $3.87
                                                       -------
Horizon HMO Utilization Savings Target                  $92.20
Adjustments:
Age/Sex                                                ($16.37)
Quality Bonus                                           ($1.00)
                                                       -------
Partners In Care Utilization Savings Target             $74.83
                                                       =======

Estimated UM Efficiency Savings @      10.0%             $7.48
Partners In Care Utilization Savings @ 30.0%                         $2.24
Qualified Membership                                                                3,358
Annual Estimated UM Efficiency Savings Payment                                    $90,263
                                                                     -----       --------
Total Quality and Annual Estimated UM Efficiency Savings Payment     $3.24       $130,559
                                                                     =====       ========

                                     Level 2

                      Shared Quality Incentive Model - 2000
                                Medicare Blue
         as Presented by Horizon HMO to Partners In Care - May 12, 2000


--------------------------------------------------------------------------------
                                   Membership
--------------------------------------------------------------------------------




                                                   Eligible            Excluded
                                                  Membership          Membership      TOTAL
                                                  ----------          ----------      -----
Medicare Blue Members                                 475                  0            475


--------------------------------------------------------------------------------
                             Potential Quality Bonus
--------------------------------------------------------------------------------


                                                                    Potential
                                                       PMPM       Annual Payment
                                                       -----      --------------
Quality Bonus                                          $1.00
Eligible Membership                                                    475
Potential Annual Quality Bonus                                      $5,700
                                                                    ======


--------------------------------------------------------------------------------
                          Potential Utilization Savings
--------------------------------------------------------------------------------



                                                                                              Potential
                                                                  PMPM           PMPM       Annual Payment
                                                                  ----           ----       --------------
Unadjusted, Targeted Cost of Care                                 $400.87
Adjustments:
Carved Out Services                                                $21.26
Stop Loss @ $50K-20%                                               $14.96
Medicare Utilization Savings Target                               $364.65

Less:
Quality Bonus                                                      ($1.00)
                                                                  -------
Partners In Care Utilization Savings Target                       $363.65
                                                                  =======

Estimated UM Efficiency Savings @      10.0%                        36.37
Partners In Care Utilization Savings @ 30.0%*                                      $10.91
Qualified Membership                                                                                475
Annual Estimated UM Efficiency Savings Payment                                                  $62,187
                                                                                   ------       -------
Total Quality and Annual Estimated UM Efficiency Savings Payment                   $11.91       $67,887
                                                                                   ======       =======



* Due to HCFA Medicare Regulations total incentive compensation must be limited to 33% of total compensation.

                                     Level 2
                      Shared Quality Incentive Model - 2000
                               Commercial Product
         as Presented by Horizon HMO to Partners In Care - May 12, 2000

--------------------------------------------------------------------------------
                                   Membership
--------------------------------------------------------------------------------




                                                         Eligible       Excluded
                                                        Membership     Membership     TOTAL
                                                        ----------     ----------     ------
Commercial HMO Members                                     3,358            0         3,358


--------------------------------------------------------------------------------
                             Potential Quality Bonus
--------------------------------------------------------------------------------




                                                                     Potential
                                                    PMPM           Annual Payment
                                                    ----           --------------
Quality Bonus                                       $1.00

Qualified Membership                                                   3,358
Potential Annual Quality Bonus                                       $40,296
                                                                     =======


--------------------------------------------------------------------------------
                          Potential Utilization Savings
--------------------------------------------------------------------------------

                                                                                  Potential
                                                           PMPM        PMPM      Annual Payment
                                                           ----        ----     ----------------
Horizon HMO Cost of Care                                   $107.98

Less:
Carved Out Services                                         $11.91
Stop Loss @ $50K-20%                                         $3.87
                                                           -------
Horizon HMO Utilization Savings Target                      $92.20

Adjustments:
Age/Sex                                                    ($16.37)
Quality Bonus                                               ($1.00)
                                                           -------
Partners In Care Utilization. Savings Target                $74.83
                                                           =======

Estimated UM Efficiency Savings @      10.0%                $7.48

Partners In Care Utilization Savings @ 30.0%                             $2.24
Qualified Membership                                                                      3,358
Annual Estimated UM Efficiency Savings Payment                                          $90,263
                                                                         -----         --------
Total Quality and Annual Estimated UM Efficiency Savings Payment         $3.24         $130,559
                                                                         =====         ========

                                     Level 2

                      Shared Quality Incentive Model - 2000
                                 Medicare Blue
         as Presented by Horizon HMO to Partners In Care - May 12, 2000


--------------------------------------------------------------------------------
                                   Membership
--------------------------------------------------------------------------------





                                                     Eligible          Excluded
                                                     Membership       Membership    TOTAL
                                                     ---------        ----------    -----
Medicare Blue Members                                   475               0          475


--------------------------------------------------------------------------------
                             Potential Quality Bonus
--------------------------------------------------------------------------------




                                                                   Potential
                                                PMPM              Annual Payment
                                                ----              --------------
Quality Bonus                                  $1.00
Eligible Membership                                                    475
Potential Annual Quality Bonus                                      $5,700
                                                                    ======


--------------------------------------------------------------------------------
                          Potential Utilization Savings
--------------------------------------------------------------------------------


                                                                                             Potential
                                                                    PMPM         PMPM      Annual Payment
                                                                    ----         ----      --------------
Unadjusted Targeted Cost of Care                                  $400.87
Adjustments:
Carved Out Services                                                $21.26
Stop Loss @ $50K-20%                                               $14.96
                                                                  -------
Medicare Utilization Savings Target                               $364.65


Less:
Quality Bonus                                                      ($1.00)
                                                                  -------
Partners In Care Utilization Savings Target                       $363.65
                                                                  =======

Estimated UM Efficiency Savings @      10.0%                        36.37
Partners In Care Utilization Savings @ 30.0%*                                   $10.91
Qualified Membership                                                                                475
Annual Estimated UM Efficiency Savings Payment                                                  $62,187
                                                                                ------          -------
Total Quality and Annual Estimated UM Efficiency Savings Payment                $11.91          $67,887
                                                                                ======          =======



* Due to HCFA Medicare Regulations total incentive compensation must be limited to 33% of total compensation.